Fair Value Measurement	9 Months Ended
Sep. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurement

Note 8 — Fair Value Measurement

The following are the hierarchical levels of inputs to measure fair value:

●	Level 1 – Observable inputs that reflect quoted market prices in active markets for identical assets or liabilities.

●	Level 2 – Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 – Unobservable inputs reflecting the Company’s assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, prepaid expenses, other current assets, accounts payable and accrued expenses, certain notes payable and notes payable – related party, approximate their fair values because of the short maturity of these instruments.

The Company recognizes its derivative liabilities as level 3 and values its derivatives using the methods discussed below. While the Company believes that its valuation methods are appropriate and consistent with other market participants, it recognizes that the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. The primary assumptions that would significantly affect the fair values using terms in the notes that are subject to volatility and market price of the underlying common stock of the Company.

As of September 30, 2022, and December 31, 2021, the Company did not have any derivative instruments that were designated as hedges.

The derivative liability as of September 30, 2022 in the amount of $94,255 is related to conversion feature on the outstanding convertible notes not converted by the noteholders as of September 30, 2022.

Fluctuations in the Company’s stock price are a primary driver for the changes in the derivative valuations during each reporting period. Generally, as the stock price decreases for each of the related convertible notes that have an embedded derivative liability, the value of the derivative liability decreases. Stock price is one of the significant unobservable inputs used in the fair value measurement of each of the Company’s convertible notes with an embedded derivative liability.

The Company used the Black-Scholes Model to measure the fair value of the derivative liabilities as $94,255 and will subsequently remeasure the fair value at the end of each period, and record the change of fair value in the condensed consolidated statement of operation during the corresponding period.

The following table provides a summary of changes in fair value of the Company’s Level 3 financial liabilities for the period ended September 30, 2022:

Derivative Liability, December 31, 2021	$—
Day 1 Loss	41,933
Discount from derivatives	273,727
Resolution of derivative liability	(32,959
Mark to market adjustment	(188,446)
Derivative Liability, September 30, 2022	$94,255